UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 1, 2011

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Stellar Pharmaceuticals Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Ontario, Canada
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-31198 (COMMISSION FILE NUMBER)	Not Applicable (I.R.S. EMPLOYER IDENTIFICATION NO.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(519) 434-1540
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 1, 2011, Stellar Pharmaceuticals Inc. issued a press release announcing the acquisition of all of the outstanding common shares of Tribute Pharmaceuticals Canada Ltd. and Tribute Pharma Canada Inc. Such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued on December 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR PHARMACEUTICALS INC.

Date: December 1, 2011	By:	/s/ Rob Harris
Name: Rob Harris
Title: President & CEO

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